Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 8 TO
SECOND AMENDED AND RESTATED REVOLVING LOAN CREDIT AGREEMENT
July 22, 2024
Amendment No. 8 to the Second Amended and Restated Revolving Loan Credit Agreement, dated as of October 30, 2015 (this “Amendment”), by and among XPO, INC. (f/k/a XPO Logistics, Inc.), a Delaware corporation (“Parent Borrower”), certain of Parent Borrower’s Subsidiaries from time to time signatory thereto, as borrowers (collectively with Parent Borrower, the “Borrowers” and each, individually, as a “Borrower”), the L/C Issuers party hereto, the Lenders party hereto, MORGAN STANLEY SENIOR FUNDING, INC., in its capacity as agent (in such capacity and together with any successors and assigns in such capacity, the “Agent”), MORGAN STANLEY SENIOR FUNDING, INC. and CITIBANK, N.A., as co-collateral agents (in such capacity and together with any successors and assigns in such capacity, the “Co-Collateral Agents”) and other parties from time to time party thereto (as amended, restated, modified and supplemented prior to the date hereof, the “Credit Agreement”; the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
W I T N E S S E T H:
WHEREAS, certain Loans under the Credit Agreement denominated in Canadian Dollars bear or are permitted to bear interest, fees or other amounts based on the BA Rate under and in accordance with the terms of the Credit Agreement;
WHEREAS, pursuant to Section 2.15(a) of the Credit Agreement, Agent has determined the Scheduled Unavailability Date for the CDOR Screen Rate occurred on June 28, 2024;
WHEREAS, pursuant to Section 2.15(a) of the Credit Agreement, Agent and Parent Borrower desire to enter into a CDOR Successor Amendment to replace the BA Rate with Term CORRA as the CDOR Successor Rate (and to make related CDOR Successor Rate Conforming Changes); and
WHEREAS, pursuant to Section 2.15(a) of the Credit Agreement, Agent posted a draft of this Amendment to all Lenders and Parent Borrower on July 16, 2024 (the “Posting Date”) and Agent has not, within five Business Days of the Posting Date, received written notice from the Lenders comprising the Requisite Lenders that such Requisite Lenders do not accept this Amendment.
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendment. Effective as of the Amendment No. 8 Effective Date (as defined below), the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the underlined text (indicated in the same manner as the following example: underlined text) as set forth in the changed pages of the Credit Agreement attached as Exhibit A hereto. The posting of the draft of this Amendment on the Posting Date shall constitute the required notice relating to the occurrence of the Scheduled Unavailability Date with respect to the BA Rate.

Section 2.[Reserved.].
Section 3.Representations and Warranties. Each Credit Party hereby represents and warrants that as of the Amendment No. 8 Effective Date, after giving effect to this Amendment, (i) the execution, delivery and performance by each Credit Party of this Amendment: (a) are within such Person’s power; (b) have been duly authorized by all necessary corporate, limited liability company or limited partnership action; (c) do not contravene any provision of such Person’s charter, bylaws or partnership or operating agreements or other organizational documents, as applicable; (d) do not violate any material provision of any law or regulation, or any material provision of any order or decree of any court or Governmental Authority; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any material indenture, mortgage, deed of trust, lease, loan agreement or other material instrument to which such Person is a party or by which such Person or any of its property is bound; (f) do not result in the creation or imposition of any Lien upon any of the property or assets of such Person other than (x) those in favor of Agent, on behalf of itself and Lenders, pursuant to the Loan Documents and (y) the filings referred to in Section 4.21 of the Credit Agreement; and (g) do not require the consent or approval of any Governmental Authority or any other Person, other than those which will have been duly obtained, made or complied with prior to the Amendment No. 8 Effective Date and (ii) the Amendment has been duly executed and delivered by each Credit Party that is a party thereto and, the Amendment constitutes a legal, valid and binding obligation of such Credit Party enforceable against it in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).
Section 4.Effectiveness. This Amendment shall become effective on the date and at the time (such date, the “Amendment No. 8 Effective Date”) that the following conditions have been satisfied:
(i)Consents. Agent shall have received executed signature pages hereto from Agent and the Credit Parties.
(ii)Compliance with Section 2.15(a) Negative Consent Provisions. Agent has not, within five Business Days of the Posting Date, received written notice from the Lenders comprising the Requisite Lenders that such Requisite Lenders do not accept this Amendment.
Section 5.Existing BA Loans. Notwithstanding anything to the contrary contained in this Amendment or the Amended Credit Agreement, each party hereto agrees that, as of the Amendment No. 8 Effective Date, any BA Loans outstanding on the Amendment No. 8 Effective Date immediately prior to giving effect to this Amendment shall continue to bear interest based upon the BA Rate until the expiration of the current Interest Period applicable to any such BA Loans at which time the applicable Borrower shall elect to repay any such BA Loans or convert any such BA Loans to Term CORRA Loans (as defined in the Amended Credit Agreement) in accordance with Section 2.5 of the Amended Credit Agreement; provided that, if no such election is made, any such BA Loans shall be converted to Term CORRA Loans with an Interest Period of one (1) month’s duration at the end of such Interest Period.
Section 6.[Reserved].

Section 7.Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic (i.e., “pdf” or “tif”) transmission shall be effective as delivery of a manually executed counterpart of this Amendment. Any signature to this Amendment may be delivered by electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law.
Section 8.Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 9.Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the L/C Issuers, Agent, or Co-Collateral Agents in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and each Credit Party reaffirms its obligations under the Loan Documents to which it is party and the grant of its Liens on the Collateral made by it pursuant to the Collateral Documents. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein or as provided in the exhibits hereto, operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents. This Amendment shall not extinguish the Obligations for the payment of money outstanding prior to the Amendment No. 8 Effective Date. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement, which shall remain in full force and effect, except to any extent modified hereby or as provided in the exhibits hereto. Except as expressly provided in the Credit Agreement, nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Credit Parties from the Loan Documents. For the avoidance of doubt, and notwithstanding anything herein to the contrary, the Canadian Security Agreements (as defined in the Credit Agreement) have been terminated and are no longer in effect. This Amendment shall constitute a Loan Document for purposes of the Amended Credit Agreement and from and after the Amendment No. 8 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Amended Credit Agreement. Each of the Credit Parties hereby consents to this Amendment and confirms that all obligations of such Credit Party under the Loan Documents to which such Credit Party is a party shall continue to apply to the Credit Agreement as amended hereby. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit Parties under the Loan Documents, in each case, as amended by this Amendment. Each Credit Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, (ii) its guarantee of the Obligations under the Loan Documents and

(iii) its grant of Liens on the Collateral to secure the Obligations under the Loan Documents pursuant to the Loan Documents. This Amendment shall be binding on each party hereto and its successors and assigns.
Section 10.Governing Law.
(a)EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES.
(b)EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE CREDIT PARTIES, AGENT AND LENDERS PERTAINING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS RELATED TO THIS AMENDMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO AGENT, CO-COLLATERAL AGENTS OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT AGENT, CO-COLLATERAL AGENTS, LENDERS AND THE CREDIT PARTIES ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY; PROVIDED, FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT OR CO-COLLATERAL AGENTS FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH PERSON. EACH CREDIT PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH CREDIT PARTY HEREBY WAIVES ANY OBJECTION THAT SUCH CREDIT PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.
(c)EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH CREDIT PARTY AT THE ADDRESS SET FORTH IN SECTION 12.10 OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH CREDIT PARTY’S ACTUAL RECEIPT THEREOF OR FIVE (5) BUSINESS DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID.
Section 11.[Reserved].
Section 12.Entire Agreement. This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.
Section 13.WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO KNOWINGLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG AGENT, LENDERS, L/C ISSUERS AND ANY CREDIT PARTY ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.
Section 14.Severability. Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
BORROWERS:
XPO, INC.
By:    /s/ Lorraine Sperling
Name: Lorraine Sperling
Title: Senior Vice President, Treasurer
XPO LOGISTICS FREIGHT CANADA INC.
By:    /s/ Lorraine Sperling
Name: Lorraine Sperling
Title: Senior Vice President, Treasurer

[Signature Page to Amendment No. 8]

JHCI HOLDING USA, INC.
XPO CNW, INC.
XPO ENTERPRISE SERVICES, LLC
XPO LAND HOLDINGS, LLC
XPO LOGISTICS FREIGHT, INC.
XPO LTL HOLDINGS, LLC
XPO LTL PROPERTIES, LLC
XPO LTL SOLUTIONS, LLC
XPO MANUFACTURING HOLDINGS, LLC
XPO MANUFACTURING, LLC
XPO PROPERTIES, INC.

By:    /s/ Lorraine Sperling
Name: Lorraine Sperling
Title: Senior Vice President, Treasurer

[Signature Page to Amendment No. 8]

AGENT:

MORGAN STANLEY SENIOR FUNDING, INC., as Agent

By:    /s/ Jennifer DeFazio
Name: Jennifer DeFazio
Title: Authorized Signatory

EXHIBIT A

[See attached]

EXECUTION VERSION Conformed through Amendment No. 78, dated as of February 6July 22, 20232024 SECOND AMENDED AND RESTATED REVOLVING LOAN CREDIT AGREEMENT as amended through February 6, 2023 by and among XPO, INC. (f/k/a XPO LOGISTICS, INC.) AND CERTAIN SUBSIDIARIES OF XPO, INC. NAMED HEREIN, as Borrowers, THE OTHER CREDIT PARTIES SIGNATORY HERETO, as Credit Parties, THE LENDERS SIGNATORY HERETO FROM TIME TO TIME, as Lenders, CITIBANK, N.A., as Global Coordinator, MORGAN STANLEY SENIOR FUNDING, INC., as Agent, MORGAN STANLEY SENIOR FUNDING, INC. AND CITIBANK, N.A. as Co-Collateral Agents CITIBANK, N.A., BANK OF AMERICA, N.A. AND CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Joint Lead Arrangers and Joint Bookrunners CITIBANK, N.A., BANK OF AMERICA, N.A., CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, BARCLAYS BANK PLC, BNP PARIBAS, GOLDMAN SACHS BANKS USA, JPMORGAN CHASE BANK, N.A., MORGAN STANLEY BANK, N.A., U.S. BANK NATIONAL ASSOCIATION, WELLS FARGO BANK, N.A. AND THE BANK OF NOVA SCOTIA, as Co-Syndication Agents

Originally dated as of October 30, 2015

TABLE OF CONTENTS PAGE 1. Definitions, Accounting Principles and Other Interpretive Matters _____________ 2 1.1 Definitions _____________________________________________________ 2 1.2 Rules of Construction _________________________________________ 100 1.3 Interpretive Matters __________________________________________ 101 1.4 Additional Alternative Currencies _______________________________ 101 1.5 Timing of Payment or Performance ______________________________ 102 1.6 Quebec Matters ______________________________________________ 102 1.7 Borrowers ___________________________________________________ 103 1.8 Quebec Security ______________________________________________ 103 1.9 Permitted Liens ______________________________________________ 103 1.10 Interest Act (Canada) _________________________________________ 104 1.11 Criminal Code (Canada) _______________________________________ 104 1.12 Anti-Money Laundering (Canada) _______________________________ 104 1.13 Spin Transactions _____________________________________________ 105 2. Amount and Terms of Credit ___________________________________________ 105 2.1 Credit Facilities ______________________________________________ 105 2.2 Letters of Credit ______________________________________________ 109 2.3 Prepayments 105104 2.4 Use of Proceeds 108106 2.5 Interest; Applicable Margins 108106 2.6 Cash Management Systems 110109 2.7 Fees 110109 2.8 Receipt of Payments 111109 2.9 Application and Allocation of Payments 111110 2.10 Loan Account and Accounting 112111 2.11 Indemnity 112111 2.12 Access 114113 2.13 Taxes 114113 2.14 Capital Adequacy; Increased Costs; Illegality 117116 2.15 Interest Rate Determination 120119 -i-

-ii- 2.16 Incremental Revolving Loans; Extensions 123122 2.17 Bank Products 127126 2.18 Reserves Generally 127126 2.19 Refinancing Facilities 127126 3. Conditions Precedent 129127 3.1 Conditions to Restatement Date and the Initial Loans 129127 3.2 Further Conditions to Each Loan, Each Letter of Credit Obligation 133131 4. Representations and Warranties 133132 4.1 Corporate Existence; Compliance with Law 133132 4.2 Chief Executive Offices; Collateral Locations; FEIN 134132 4.3 Corporate Power; Authorization; Enforceable Obligations; No Conflict 134133 4.4 Financial Statements 135133 4.5 Material Adverse Effect 135134 4.6 Ownership of Property; Liens 135134 4.7 Labor Matters 135134 4.8 Subsidiaries and Joint Ventures 136134 4.9 Investment Company Act 136135 4.10 Margin Regulations 136135 4.11 Taxes/Other 136135 4.12 ERISA 136135 4.13 No Litigation 138136 4.14 Brokers 138136 4.15 Intellectual Property 138136 4.16 Full Disclosure 138137 4.17 Environmental Matters 138137 4.18 Insurance 139138 4.19 Deposit and Disbursement Accounts 139138 4.20 No Default 139138 4.21 Creation and Perfection (and Publication of Security Interests (and Hypothecs)) 139138 4.22 Solvency 140138 4.23 Economic Sanctions and Anti-Money Laundering 140138

-iii- 4.24 Economic Sanctions, FCPA, Patriot Act: Use of Proceeds 140139 4.25 [Reserved] 141139 4.26 Status as Senior Debt 141139 4.27 FCPA and Related 141139 4.28 Borrowing Base Certificates 141140 4.29 Drivers 141140 5. Financial Statements and Information 142140 5.1 Financial Reports and Notices 142140 5.2 Collateral Reporting 145143 6. Affirmative Covenants 147145 6.1 Maintenance of Existence and Conduct of Business 147145 6.2 Payment of Charges and Taxes 147145 6.3 Books and Records 147146 6.4 Insurance; Damage to or Destruction of Collateral 148146 6.5 Compliance with Laws 148147 6.6 Patriot Act 148147 6.7 Intellectual Property 148147 6.8 Environmental Matters 149147 6.9 [Reserved] 149147 6.10 Further Assurances 149147 6.11 ERISA Matters 150148 6.12 New Subsidiaries 150148 6.13 Designation of Subsidiaries and Designated Guarantors 151150 6.14 Post-Closing Matters 152151 6.15 Use of Proceeds 152151 6.16 Driver Payables 152151 6.17 Rolling Stock 153151 7. Negative Covenants 154152 7.1 Indebtedness 154152 7.2 Limitation on Restricted Payments 160158 7.3 Limitation of Restrictions Affecting Subsidiaries 165163 7.4 Sale of Capital Stock and Assets 167165

-iv- 7.5 Affiliate Transactions 171169 7.6 Amendment of Certain Documents; Line of Business 173172 7.7 Liens 174172 7.8 Mergers, Fundamental Changes, Etc. 174173 7.9 OFAC and Patriot Act Use of Proceeds 176174 7.10 Change of Jurisdiction of Incorporation; Change of Fiscal Year 176174 7.11 ERISA, Etc. 176174 7.12 Financial Covenants 176174 7.13 Hazardous Materials 176174 8. Term 176174 8.1 Termination 176174 8.2 Survival of Obligations Upon Termination of Financing Arrangements 176175 9. Events of Default; Rights and Remedies 177175 9.1 Events of Default 177175 9.2 Remedies ____________________________________________________ 201 9.3 Waivers by Credit Parties ______________________________________ 201 9.4 Cure Right __________________________________________________ 202 10. Appointment of Agent_________________________________________________ 203 10.1 Appointment of Agents ________________________________________ 203 10.2 Agents’ Reliance, Etc __________________________________________ 204 10.3 MSSF, Citibank and Affiliates __________________________________ 205 10.4 Lender Credit Decision ________________________________________ 205 10.5 Indemnification _______________________________________________ 206 10.6 Successor Agent and Successor Co-Collaterals _____________________ 206 10.7 Setoff and Sharing of Payments _________________________________ 207 10.8 Advances; Payments; Availability of Lender’s Pro Rata Share; Non-Funding Lenders; Dissemination of Information; Actions in Concert _____________________________________________________ 208 10.9 Actions in Concert ____________________________________________ 211 10.10 Procedures __________________________________________________ 211 10.11 Collateral Matters ____________________________________________ 211 10.12 Additional Agents _____________________________________________ 212

-v- 10.13 Distribution of Materials to Lenders and L/C Issuers _______________ 213 10.14 Agent _______________________________________________________ 214 10.15 Intercreditor Agreement _______________________________________ 214 10.16 Certain ERISA Matters ________________________________________ 215 10.17 Erroneous Payments 193191 11. Assignment and Participations; Successors and Assigns 195193 11.1 Assignment and Participations 195193 11.2 Successors and Assigns 199197 11.3 Certain Prohibitions 200197 12. Miscellaneous 200197 12.1 Complete Agreement; Modification of Agreement 200197 12.2 Amendments and Waivers 200198 12.3 Fees and Expenses 204201 12.4 No Waiver 205203 12.5 Remedies 205203 12.6 Severability 205203 12.7 Conflict of Terms 206203 12.8 Confidentiality 206203 12.9 GOVERNING LAW 207204 12.10 Notices 208205 12.11 Section Titles 210208 12.12 Counterparts 210208 12.13 WAIVER OF JURY TRIAL 210208 12.14 Press Releases and Related Matters 211208 12.15 Reinstatement 211208 12.16 Advice of Counsel 211209 12.17 No Strict Construction 211209 12.18 Patriot Act Notice 211209 12.19 Currency Equivalency Generally; Change of Currency 211209 12.20 Judgment Currency 212209 12.21 Electronic Transmissions 212210 12.22 Independence of Provisions 214211

-vi- 12.23 No Third Parties Benefited 214211 12.24 Relationships between Lenders and Credit Parties 214211 12.25 ABL Intercreditor Agreement 214212 13. Guaranty 215212 13.1 Guaranty 215212 13.2 Waivers by Credit Parties 216213 13.3 Benefit of Guaranty; Stay of Acceleration 216213 13.4 Subordination of Subrogation, Etc. 216214 13.5 Election of Remedies 216214 13.6 Limitation 217214 13.7 Contribution with Respect to Guaranty Obligations 217215 13.8 Liability Cumulative 218216 13.9 Obligations of the Canadian Credit Parties 218216 13.10 Name of Agreement 219216 13.11 Release of Borrowers and Guarantors 219216 13.12 Acknowledgement and Consent to Bail-In of Affected Financial Institutions 220217 13.13 Acknowledgement Regarding Any Supported QFCs 221218

-7- Quarterly Average Availability Percentage Term Rate Margin (for Term SOFR Loans and BATerm CORRA Loans) Base Rate Margin (for Base Rate Loans) Category 1 < 40% 1.50% 0.50% Category 2 > 40% 1.25% 0.25% All Commitment Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. “Applicable Conditions” means (a) there is no Default or Event of Default existing immediately before or after such transaction, (b) (x) the 30 Day Availability immediately preceding the proposed transaction and (y) Availability on the date of the proposed transaction (in each case, calculated on a pro forma basis for such transaction and/or any Advance) is equal to or greater than the greater of (i) 10.0% of Available Credit and (ii) $42,000,000 and (c) for transactions in an amount in excess of $100,000,000, Parent Borrower shall have delivered a customary Officer’s Certificate to Agent certifying as to compliance with the requirements of clauses (a) and (b). “Applicable Margin” means for any day with respect to any BATerm CORRA Loan, Term SOFR Loan or any Base Rate Loan, the applicable margin per annum set forth below under the caption “Term Rate Margin” or “Base Rate Margin,” as the case may be, based upon the Quarterly Average Availability Percentage as of the last day of the most recently ended Fiscal Quarter: (i) the Applicable Margin shall be calculated and established once each Fiscal Quarter, as of the last day of each such Fiscal Quarter and shall remain in effect until adjusted thereafter after the end of each such Fiscal Quarter, (ii) the Applicable Margin from the Amendment No. 3 Effective Date through and including the last day of the first Fiscal Quarter to end following the Amendment No. 3 Effective Date shall be the applicable percentage set forth in Category 2 above and shall be adjusted in accordance with the provisions hereof, (iii) thereafter, each adjustment of the Applicable Margin shall be effective as of the first day of a Fiscal Quarter based on the Quarterly Average Availability Percentage for the immediately preceding Fiscal Quarter, (iv) in the event that Borrowers fail to provide any Borrowing Base Certificate required hereunder with respect thereto for any period on the date required hereunder, effective as of the date on which such Borrowing Base Certificate was otherwise required, the Applicable Margin shall be deemed to be Category 1 above for all purposes until the date on which such required Borrowing Base Certificate is provided and (v) at any time after the occurrence and during the continuance of an Event of Default, upon notice from Agent to Parent Borrower the Applicable Margin shall be deemed to be Category 1 above. Notwithstanding anything to the contrary contained above in this definition or elsewhere in this Agreement, if it is subsequently determined that the Borrowing Base Certificate delivered is

-9- such period expressed as a percentage of the Available Credit for such day, divided by the number of days in such period. “Average Unused Revolving Facility Balance” means, as of any date of determination, an amount equal to the sum of (a) the Commitments as of such date less (b) the sum of (i) the aggregate Dollar Equivalent of the Revolving Credit Advances outstanding on such day, plus (ii) Letter of Credit Obligations (other than Letter of Credit Obligations cash collateralized in accordance with the terms of the Loan Documents) outstanding as of such date, divided by the number of days in such period. “BA Loan” means a Loan or any portion thereof bearing interest by reference to the BA Rate, with respect to Loans denominated in Canadian Dollars. “BA Rate” means (i) the rate of interest per annum equal to the average rate applicable to bankers’ acceptances with a comparable face amount to the principal amount of the applicable Canadian Dollar Loans and having an identical or comparable term as the Interest Period of the proposed Canadian Dollar Loans, displayed and identified as such on the display referred to as the “CDOR Page” (or any display substituted therefor) of Refinitiv Benchmark Services (UK) Limited (or any successor thereto or Affiliate thereof) as at or about 10:00 A.M. (Toronto time) on the day that is the first day of such Interest Period (or, if such day is not a Business Day, as of 10:00 A.M. (Toronto time) on the immediately preceding Business Day) (the “CDOR Screen Rate”), or (ii) if such rates do not appear on the CDOR Page at such time and on such date, the rate for such date will be the annual discount rate (rounded upward to the nearest whole multiple of 1/100 of 1.0%) as of 10:00 A.M. (Toronto time) on such day at which Agent (or a bank that is listed on Schedule 1 of the Bank Act (Canada) acceptable to Agent) is then offering to purchase such bankers’ acceptances having such specified term (or a term as closely as possible comparable to such specified term). If at any time the BA Rate is less than 0.00%, it shall be deemed to be 0.00%. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bank Products” means any one or more of the following types of services or facilities extended to the Credit Parties by a Person who at the time such services or facilities were extended was a Lender or Agent (or any Affiliate or branch of a Lender or Agent): (a) any treasury or other cash management services, including (i) deposit account, (ii) automated clearing house (ACH) origination and other funds transfer, (iii) depository (including cash vault

-15- Exhibit 5.2, as such form, subject to the terms hereof, may from time to time be modified as agreed by Parent Borrower and Co-Collateral Agents. “Borrowing Base Collateral” has the meaning specified in Section 2.18. “Bridge Credit Agreement” means that certain Credit Agreement, dated as of December 24, 2018, by and among Parent Borrower, as Borrower, Citibank, N.A., as Agent and the other parties thereto. “Business Day” means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York, and in reference to BATerm CORRA Loans means any such day that is also a FX Business Day. When used in connection with any Loan to a Canadian Borrower or any payment made in connection therewith, the term “Business Day” shall also exclude any day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the Province of Ontario. “Business Plan” means Borrowers’ and their Subsidiaries’ forecasted consolidated: (a) balance sheets; (b) income statements; and (c) cash flow statements, in a format consistent with the historical Financial Statements of Borrowers and their Subsidiaries, together with appropriate supporting details and a statement of underlying assumptions. “Canadian Availability” means, as of any date of determination, the amount (if any) by which (a) Canadian Available Credit, exceeds (b) the sum of the aggregate Dollar Equivalent of (i) Revolving Credit Advances made to the Canadian Borrowers plus (ii) the Canadian Borrowers’ Letter of Credit Obligations (other than the Canadian Borrowers’ Letter of Credit Obligations cash collateralized in accordance with the terms of the Loan Documents). “Canadian Available Credit” means, as of any date of determination, the lesser of (a) the Canadian Commitment and (b) the Canadian Borrowing Base as most recently reported by the Credit Parties on or prior to such date of determination. “Canadian Base Rate” means, at any time, the annual rate of interest equal to the greater of (a) the annual rate from time to time publicly announced by Agent (or a bank that is listed on Schedule 1 of the Bank Act (Canada) acceptable to Agent) as its prime rate in effect for determining interest rates on Canadian Dollar denominated commercial loans made in Canada and (b) the annual rate of interest equal to the sum of the 30-day BA RateTerm CORRA for an Interest Period of one month’s duration at such time plus 1% percent per annum. In no event shall the Canadian Base Rate be less than zero for purposes of this Agreement. “Canadian Base Rate Loan” means a Loan or portion thereof made in Canadian Dollars bearing interest by reference to the Canadian Base Rate. “Canadian Borrower” and “Canadian Borrowers” has the meaning specified in the preamble to this Agreement.

-20- internationally recognized ratings agency) in each case with maturities not exceeding two years from the date of acquisition; (7) Indebtedness issued by Persons with a rating of “A” or higher from S&P or “A2” or higher from Moody’s (or reasonably equivalent ratings of another internationally recognized ratings agency) in each case with maturities not exceeding two years from the date of acquisition; (8) investment funds investing at least 95% of their assets in securities of the types described in clauses (1) through (7) above; and (9) instruments equivalent to those referred to in clauses (1) through (8) above denominated in any foreign currency comparable in credit quality and tenor to those referred to above and commonly used by corporations for cash management purposes in any jurisdiction outside the United States of America to the extent reasonably required in connection with any business conducted by any Subsidiary organized in such jurisdiction. “Cash Management Systems” has the meaning specified in Section 2.6. “CCAA” means the Companies’ Creditors Arrangement Act (Canada). “CERCLA” has the meaning specified in the definition of “Environmental Laws”. “CDOR Successor Amendment” has the meaning specified in Section 2.15. “CDOR Successor Rate” has the meaning specified in Section 2.15. “CDOR Successor Rate Conforming Changes” means, with respect to any proposed CDOR Successor Rate, any conforming changes to the definition of BA Rate or the applicable period or provisions herein relating to the timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the reasonable discretion of Agent, to reflect the adoption of such CDOR Successor Rate and to permit the administration thereof by Agent in a manner substantially consistent with market practice (or, if Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such CDOR Successor Rate exists, in such other manner of administration as Agent reasonably determines in consultation with Parent Borrower). “CFC” means a “controlled foreign corporation” within the meaning of Section 957 of the IRC. “Change of Control” means (a) any “person” or “group” (within the meaning of Sections 13(d) and 14(d) of the Exchange Act) other than Permitted Holders, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 35%, or more, of the Capital Stock of Parent Borrower entitled (without regard to the occurrence of any contingency) to vote for the election of members of the Board of Directors of Parent Borrower, (b) a majority of the members of the Board of Directors of Parent Borrower do not constitute Continuing Directors or (c) any Borrower ceases to be a Wholly Owned Subsidiary of Parent Borrower (unless any such Borrower is not directly liable in respect of a Loan that was requested

-47- “Fixed Charge Coverage Ratio” means for any period, the ratio of (a) Consolidated EBITDA for such period minus the sum of (i) Unfinanced Capital Expenditures plus (ii) the portion of taxes based on income actually paid in cash and provisions for cash income taxes to (b) ABL Fixed Charges for such period. “Fixed Charges” means, with respect to any Person for any period, the sum, without duplication, of: (1) Consolidated Interest Expense (excluding amortization or write-off of deferred financing costs) of such Person for such period, and (2) all cash dividend payments (excluding items eliminated in consolidation) on any series of Preferred Stock or Disqualified Capital Stock of such Person and its Restricted Subsidiaries. “Flood Insurance Laws” means the National Flood Insurance Reform Act of 1994 and related or successor legislation (including the regulations of the Board of Governors of the Federal Reserve System of the United States). “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to Term SOFR or the BA RateTerm CORRA. “Foreign Benefit Event” means, with respect to any Foreign Pension Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make the required contributions or payments, under any applicable law, on or before the due date for such contributions or payments, (c) the termination of any such Foreign Pension Plan or appointment of a trustee or similar official to administer any such Foreign Pension Plan, in each case, by a Governmental Authority, (d) the incurrence of any liability in excess of $90,000,000 by any Credit Party or any Subsidiary under applicable law on account of the complete or partial termination of such Foreign Pension Plan or the complete or partial withdrawal of any participating employer therein, or (e) the occurrence of any transaction that is prohibited under any applicable law and that would reasonably be expected to result in the incurrence of any liability by any Credit Party or any of the Subsidiaries, or the imposition on any Credit Party or any of the Subsidiaries of any fine, excise tax or penalty resulting from any noncompliance with any applicable law, in each case in excess of $90,000,000. “Foreign Lender” has the meaning specified in Section 2.13(d). “Foreign Pension Plan” means any pension or benefit plan that under applicable law other than the laws of the United States or any political subdivision thereof, is required to be funded through a trust or other funding vehicle other than a trust or funding vehicle maintained exclusively by a Governmental Authority. “Foreign Subsidiary” means a Restricted Subsidiary that is not organized or established under the laws of the United States of America, any state thereof or the District of Columbia. For the avoidance of doubt, any Subsidiary incorporated or organized under the laws of a territory of the United States (including the Commonwealth of Puerto Rico) shall constitute a “Foreign Subsidiary” hereunder.

-53- “Insolvency Laws” means any of the Bankruptcy Code, the BIA, the WRA or the CCAA, in each case, as now and hereafter in effect, any successors to any such statute and any other applicable insolvency or other similar law of any jurisdiction including, without limitation, any law of any jurisdiction permitting a debtor to obtain a stay or a compromise of the claims of its creditors against it. “Intellectual Property” means any and all Patents, Copyrights and Trademarks. “Intellectual Property Security Agreements” means, collectively, any and all Copyright Security Agreements, Patent Security Agreements and Trademark Security Agreements, made in favor of Agent, on behalf of itself and Lenders, by each Credit Party signatory thereto, as amended from time to time. “Interchange System” means that certain rail interchange system governed by the AAR Rules. “Interest Expense” means, with respect to any Person for any fiscal period, (i) interest expense of such Person determined in accordance with GAAP for the relevant period ended on such date minus (ii) cash interest income of such Person determined in accordance with GAAP for the relevant period ended on such date. “Interest Payment Date” means (a) as to any Base Rate Loan, the last Business Day of each Fiscal Quarter to occur while such Loan is outstanding and the final maturity date of such Loan, and (b) as to any BATerm CORRA Loan or Term SOFR Loan, the last day of the applicable Interest Period; provided, that in the case of any Interest Period greater than three months in duration, interest shall be payable at three-month intervals and on the last day of such Interest Period; and provided further that, in addition to the foregoing, each of (x) the date upon which all of the Commitments have been terminated and the Loans have been paid in full and (y) the Commitment Termination Date shall be deemed to be an Interest Payment Date with respect to any interest that has then accrued under this Agreement. “Interest Period” means, (i) as to each Term SOFR Loan, the period commencing on the Business Day such Loan is disbursed, converted to or continued, as selected by Borrower Representative pursuant to this Agreement, as a Term SOFR Loan and ending on but excluding the date one, three or six months thereafter as selected by Borrower Representative’s irrevocable notice to Agent as set forth in Section 2.5(e); provided, that the foregoing subclause (i) relating to Interest Periods is subject to the following: (a) if an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day; provided, however, that if said next succeeding Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day; (b) any Interest Period that would otherwise extend beyond the Commitment Termination Date shall end on such date; and

-54- (c) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; (ii) with respect to any BATerm CORRA Loan, each period commencing on the FX Business Day such Loan is disbursed, converted to or continued, as selected by Borrower Representative pursuant to this Agreement, as a BATerm CORRA Loan and ending on but excluding the date one or three months thereafter, as selected by Borrower Representative’s irrevocable notice to Agent as set forth in Section 2.5(e); provided, that the foregoing subclause (ii) relating to Interest Periods is subject to the following: (a) if any Interest Period would otherwise end on a day that is not a FX Business Day, such Interest Period shall be extended to the next succeeding FX Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding FX Business Day; (b) any Interest Period that would otherwise extend beyond the Commitment Termination Date shall end on such date; and (c) any Interest Period that begins on the last FX Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last FX Business Day of a calendar month. Borrower Representative shall select Interest Periods so that, in the aggregate, there shall be no more than ten (10) separate BATerm CORRA Loans and Term SOFR Loans in existence at any one time. “Inventory” means all “inventory,” as such term is defined in the Code or the PPSA, as applicable, now owned or hereafter acquired by any Credit Party, wherever located. “Investment Grade Securities” means: (1) securities issued or directly and fully guaranteed or insured by the U.S. government or any agency or instrumentality thereof (other than Cash Equivalents), (2) securities that have a rating equal to or higher than Baa3 (or equivalent) by Moody’s and BBB- (or equivalent) by S&P, but excluding any debt securities or loans or advances between and among Parent Borrower and its Subsidiaries, (3) investments in any fund that invests exclusively in investments of the type described in clauses (1) and (2) which fund may also hold material amounts of cash pending investment and/or distribution, and (4) corresponding instruments in countries other than the United States customarily utilized for high quality investments and in each case with maturities not exceeding two years from the date of acquisition. “Investments” means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the form of loans (including guarantees), advances or capital

-62- “Patriot Act” has the meaning specified in Section 4.24. “Payment Recipient” has the meaning assigned to it in Section 10.17(a). “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Plan” means a Plan described in Section 3(2) of ERISA. “Periodic Term CORRA Determination Day” has the meaning specified in the definition of “Term CORRA”. “Periodic Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”. “Permitted Discretion” means a reasonable determination made by Agent or any Co-Collateral Agent in good faith and in the exercise of reasonable commercial judgment (from the perspective of a secured asset-based revolving lender) and as it relates to the establishment of Reserves or the adjustment or imposition of exclusionary criteria shall require that, (x) such establishment, adjustment or imposition after the Amendment No. 7 Effective Date be based on (1) the analysis of facts or events relating to the Accounts, Inventory, Equipment, Rolling Stock or other components of the Borrowing Base first occurring or first discovered by Agent or any Co-Collateral Agent after the Amendment No. 7 Effective Date or that are materially different from facts or events occurring or known to Agent or such Co-Collateral Agent on the Amendment No. 7 Effective Date or (2) changes in applicable law after the Amendment No. 7 Effective Date which result in additional priority claims and liabilities being required to be satisfied in connection with the realization by the Agent upon the Borrowing Base Collateral, (y) the contributing factors to the imposition of any Reserve shall not duplicate any reserves deducted in computing book value and (z) the amount of any such Reserve so established or the effect of any adjustment or imposition of exclusionary criteria be a reasonable quantification of the incremental dilution of the Borrowing Base attributable to such contributing factors. If either Co-Collateral Agent exercises its Permitted Discretion, the other Co-Collateral Agent shall respond to such proposal within three Business Days, and the Co-Collateral Agent asserting the more conservative Permitted Discretion shall prevail. “Permitted Holders” means Jacobs Private Equity, LLC and each of its Affiliates, Bradley Jacobs (“Jacobs”), any entity controlled by Jacobs, Jacobs’ wife, Jacobs’ children and other lineal descendants and trusts established for the benefit of any of the foregoing. “Permitted Incremental FILO Loans” has the meaning specified in Section 2.16(a). “Permitted Investments” means: (1) any Investment in Parent Borrower or any Restricted Subsidiary; provided that (i) the aggregate amount of Investments by Credit Parties in Restricted Subsidiaries that are not Credit Parties in reliance on this Clause (1) shall not exceed (when combined with Investments made by Credit Parties in Subsidiaries that are not (or do not become in connection with such transaction) Credit Parties in reliance on Clauses (3), (21) and (22) of the definition of Permitted Investment) the greater of (x) $320 million and (y) 20% of

-85- “TARGET Day” means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) payment system (or, if such payment system ceases to be operative, such other payment system (if any) reasonably determined by Agent to be a suitable replacement) is open for the settlement of payments in Euro. “Tax Compliance Certificate” has the meaning specified in Section 2.13(d). “Tax Distributions” means any distributions described in Section 7.2(b)(xi). “Tax Group” has the meaning specified in Section 7.2. “Tax Structure” has the meaning specified in Section 12.8. “Taxes” means present and future taxes (including, but not limited to, income, corporate, capital, excise, property, ad valorem, sales, use, payroll, value added and franchise taxes, deductions, withholdings and custom duties), charges, fees, imposts, levies, deductions or withholdings (including backup withholding) and all liabilities (including interest, additions to tax and penalties) with respect thereto, imposed by any Governmental Authority. “Temporary U.S. Borrowing Base Adjustment” has the meaning specified in Section 6.13(b). “Term Administrative Agent” means MSSF, in its capacity as administrative agent and collateral agent under the Term Credit Agreement. “Term Collateral Account” has the meaning specified in Annex A. “Term Credit Agreement” means the Senior Secured Term Loan Credit Agreement, dated as of October 30, 2015, by and among Parent Borrower, certain subsidiaries of Parent Borrower, MSSF, as administrative agent and collateral agent, and the other parties thereto, including all exhibits, annexes and schedules thereto, as such agreement may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, including by the Incremental and Refinancing Amendment (Amendment No. 1 to Credit Agreement), dated as of August 25, 2016, the Refinancing Amendment (Amendment No. 2 to Credit Agreement), dated as of March 10, 2017, the Refinancing Amendment (Amendment No. 3 to Credit Agreement), dated as of February 23, 2018, the Amendment No. 4 to Credit Agreement, dated as of March 7, 2019, and the Incremental Amendment (Amendment No. 5 to Credit Agreement), dated as of March 18, 2019, Refinancing Amendment (Amendment No. 6 to Credit Agreement), dated as of March 3, 2021 and Amendment No. 7, dated as of June 10, 2022. “Term Priority Collateral” has the meaning specified in the ABL Intercreditor Agreement. “Term Rate Margin” means the per annum interest rate margin from time to time in effect and payable in addition to the (a) Term SOFR, with respect to Term SOFR Loans and Letters of Credit denominated in Dollars, (b) BA RateTerm CORRA, with respect to BATerm CORRA Loans and Letters of Credit denominated in Canadian Dollars, and (c) Term SOFR, with respect to Letters of Credit denominated in an Alternative Currency, in each case applicable to the

-86- Revolving Credit Advances, as determined in accordance with the definition of Applicable Margin. “Term CORRA” means, for any calculation with respect to a Term CORRA Loan, (x) the Term CORRA Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term CORRA Determination Day”) that is two (2) Business Days prior to the first day of such Interest Period, as such rate is published by the Term CORRA Administrator; provided, however, that if as of 1:00 p.m. (Toronto time) on any Periodic Term CORRA Determination Day the Term CORRA Reference Rate for the applicable tenor has not been published by the Term CORRA Administrator and a Benchmark Replacement Date with respect to the Term CORRA Reference Rate has not occurred, then Term CORRA will be the Term CORRA Reference Rate for such tenor as published by the Term CORRA Administrator on the first preceding Business Day for which such Term CORRA Reference Rate for such tenor was published by the Term CORRA Administrator so long as such first preceding Business Day is not more than five (5) Business Days prior to such Periodic Term CORRA Determination Day, plus (y) the Term CORRA Adjustment; provided, further, that if Term CORRA determined as provided above shall ever be less than 0.0%, then Term CORRA shall be deemed to be 0.0%. “Term CORRA Adjustment” means a percentage equal to 0.29547% (29.547 basis points) per annum for an Interest Period of one month’s duration, and 0.32138% (32.138 basis points) per annum for an Interest Period of three months’ duration. “Term CORRA Administrator” means Candeal Benchmark Administration Services, Inc., TSX Inc. or any successor administrator. “Term CORRA Loan” means a Loan bearing interest at a rate based on Term CORRA (other than a Canadian Base Rate Loan). “Term CORRA Reference Rate” means the forward-looking term rate based on CORRA. “Term CORRA Successor Amendment” has the meaning specified in Section 2.15. “Term CORRA Successor Rate” has the meaning specified in Section 2.15. “Term CORRA Successor Rate Conforming Changes” means, with respect to any proposed Term CORRA Successor Rate, any conforming changes to the definition of Term CORRA or the applicable period or provisions herein relating to the timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the reasonable discretion of Agent, to reflect the adoption of such Term CORRA Successor Rate and to permit the administration thereof by Agent in a manner substantially consistent with market practice (or, if Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such Term CORRA Successor Rate exists, in such other manner of administration as Agent reasonably determines in consultation with Parent Borrower). “Term SOFR” means,

-97- 2. AMOUNT AND TERMS OF CREDIT 2.1 Credit Facilities. (a) Revolving Credit Facility. (i) Subject to the terms and conditions hereof, each Lender severally agrees to make available to Borrowers from time to time until the Commitment Termination Date its Pro Rata Share of advances (each, a “Revolving Credit Advance”). The Pro Rata Share of any Lender of (A) the Aggregate Revolving Credit Exposure shall not at any time exceed its separate Commitment at such time and (B) the Canadian Loans shall not at any time exceed its separate Canadian Commitment at such time. The obligations of each Lender hereunder shall be several and not joint. Until the Commitment Termination Date, Borrowers may borrow, repay and reborrow under this Section 2.1(a); provided, that (x) the Aggregate Revolving Credit Exposure at any time shall not exceed Availability at such time, (y) the amount of U.S. Loans at any time shall not exceed the U.S. Availability at such time and (z) the Canadian Loans at any time shall not exceed the Canadian Availability at such time. Each Revolving Credit Advance shall be made on notice by Borrower Representative to one of the representatives of Agent identified in Schedule 2.1 at the address specified therein. Any such notice must be given no later than (1) 12 noon (New York, New York time) on the date of the proposed Revolving Credit Advance, in the case of a Base Rate Loan, or (2) 12 noon (New York, New York time) on the date which is three (3) Business Days prior to the proposed Revolving Credit Advance, in the case of a Term SOFR Loan or a BATerm CORRA Loan. Each such notice (a “Notice of Revolving Credit Advance”) may be given verbally by telephone but must be immediately confirmed in writing (by fax, electronic mail or overnight courier) substantially in the form of Exhibit 2.1(a)(i), and shall include the information required in such Exhibit. If any Borrower desires to have the Revolving Credit Advances bear interest by reference to Term SOFR, with respect to Term SOFR Loans denominated in Dollars, and BA RateTerm CORRA, with respect to BATerm CORRA Loans denominated in Canadian Dollars, Borrower Representative must comply with Section 2.5(e). All Revolving Credit Advances (x) made to a U.S. Borrower shall be denominated in Dollars and (y) made to a Canadian Borrower shall be denominated in Dollars or Canadian Dollars but shall be deemed to have been made (in the case of Canadian Dollar Revolving Credit Advances) in the Dollar Equivalent of such Revolving Credit Advance. (ii) Except as provided in Section 2.10, if requested by Lenders, (x) the U.S. Borrowers, jointly and severally, shall execute and deliver to each Lender a note to evidence the Commitment of that Lender and (y) the Canadian Borrowers, jointly and severally, shall execute and deliver to each Lender a note to evidence the Canadian Commitment of that Lender. Each note shall be in the principal amount of the Commitment (or the Canadian Commitment) of the applicable Lender, and substantially in the form of Exhibit 2.1(a)(ii) (each a “Revolving Note” and, collectively, the “Revolving Notes”). Each Revolving Note (or, if a Revolving Note is not requested, this Agreement) shall represent the joint and several obligation of the appropriate Borrowers to pay the amount of the applicable Lender’s Pro Rata Share of the aggregate unpaid principal amount of all Revolving Loans to such Borrower together with interest thereon as prescribed in Section 2.5. The entire unpaid

-108- shall notify the Lenders of any such replacement of such L/C Issuer. At the time any such replacement shall become effective, Borrowers shall pay all unpaid fees accrued for the account of the replaced L/C Issuer. From and after the effective date of any such replacement, (i) the successor L/C Issuer shall have all the rights and obligations of the applicable L/C Issuer under this Agreement with respect to Letters of Credit to be issued thereafter, and (ii) references herein to the term “L/C Issuer” shall be deemed to refer to such successor or to any previous L/C Issuer, or to such successor L/C Issuer and all previous L/C Issuers, as the context shall require. After the replacement of an L/C Issuer hereunder, the replaced L/C Issuer shall remain a party hereto and shall continue to have all the rights and obligations of an L/C Issuer under this Agreement with respect to Letters of Credit issued by it prior to such replacement but shall not be required to issue additional Letters of Credit. (j) Existing Letters of Credit. On the Restatement Date, each letter of credit listed on Schedule 2.2, to the extent outstanding, shall be automatically and without further action by the parties thereto (and without payment of any fees otherwise due upon the issuance of a Letter of Credit) deemed converted into Letters of Credit issued pursuant to this Section 2.2 and subject to the provisions hereof. 2.3 Prepayments. (a) Voluntary Prepayments; Reductions in Commitments. Borrowers may prepay the Loans at any time and from time to time without prior notice, and Borrowers may at any time on at least three (3) Business Days’ prior written notice by Borrower Representative to Agent permanently reduce or terminate the Commitment (or the Canadian Commitment); provided that (i) any such prepayments or reductions (not providing for the repayment of the Revolving Loans in full) shall be in a minimum principal amount of $1,000,000 or C$1,000,000, as applicable, or a whole multiple thereof, (ii) the Commitment shall not be reduced to an amount that is less than the amount of the Aggregate Revolving Credit Exposure then outstanding unless such Commitment reduction is accompanied by a prepayment of Loans (and, to the extent necessary, the cash collateralization of Letters of Credit outstanding) necessary to ensure that the Aggregate Revolving Credit Exposure does not exceed the Commitment (as so reduced), (iii) the Canadian Commitment shall not be reduced to an amount that is less than the amount of Canadian Loans then outstanding unless such Canadian Commitment reduction is accompanied by a prepayment of Canadian Loans (and, to the extent necessary, the cash collateralization of Letter of Credit Obligations with respect to Canadian Letters of Credit) necessary to ensure that the Canadian Loans do not exceed the Canadian Commitment (as so reduced), and (iv) after giving effect to such reductions, Borrowers shall comply with Section 2.3(b)(i). In addition, if Borrowers terminate the Commitment, all Loans and other Obligations shall be immediately due and payable in full and all Letter of Credit Obligations shall be cash collateralized or otherwise satisfied in accordance with Section 2.2 hereto upon the effectiveness of such termination. Any voluntary prepayments applied to a particular Loan shall be applied ratably to the portion thereof held by each Lender as determined by its Pro Rata Share. Any voluntary prepayment of BATerm CORRA Loans or Term SOFR Loans and any reduction or termination of the applicable Commitment must be accompanied by the payment of any BATerm CORRA Loan or Term SOFR Loans, as applicable, funding breakage costs in accordance with Section 2.11(b). Upon any such reduction or termination of the

-110- fifth, if no Event of Default has occurred and is continuing, as Borrower Representative may direct. The Commitment and the Swing Line Commitment shall not be permanently reduced by the amount of any prepayments made by Borrowers to the extent applied pursuant to clauses second or third above. The application of any such prepayment to the Revolving Credit Advances shall be made, first, to Base Rate Loans and, second, to Term SOFR Loans and BATerm CORRA Loans, on a pro rata basis. Each prepayment of Loans under Section 2.3(b)(iv) when an Event of Default has occurred and is continuing shall be accompanied by accrued and unpaid interest to the date of such prepayment on the amount prepaid. (d) No Implied Consent. Nothing in this Section 2.3 shall be construed to constitute Agent’s or any Lender’s consent to any transaction that is not permitted by other provisions of this Agreement or the other Loan Documents. (e) L/C Reimbursement. If any L/C Issuer shall make any payments made in respect of a Letter of Credit, Borrowers shall reimburse such payments by paying to Agent an amount equal to such payment not later than 2:00 p.m., New York City time, on the date that such payment is made, if Parent Borrower shall have received notice of such payment prior to 10:00 a.m., New York City time, on such date, or, if such notice has not been received by Parent Borrower prior to such time on such date, then not later than 2:00 p.m., New York City time, on the Business Day immediately following the day that Parent Borrower receives such notice. If Parent Borrower fails to make such payment when due, Agent shall notify each Lender of the applicable payment, the payment then due from Borrowers in respect thereof and such Lender's Pro Rata Share thereof. Promptly following receipt of such notice, each Lender shall pay to Agent its Pro Rata Share of the payment then due from Borrowers, in the same manner as provided in Section 10.8 with respect to Loans made by such Lender (and Section 10.8 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and Agent shall promptly pay to the applicable L/C Issuer the amounts so received by it from the Lenders. Promptly following receipt by Agent of any payment from Borrowers pursuant to this paragraph, Agent shall distribute such payment to the applicable L/C Issuer or, to the extent that Lenders have made payments pursuant to this paragraph to reimburse the applicable L/C Issuer, then to such Lenders and the applicable L/C Issuer as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse the applicable L/C Issuer for any payments made in respect of a Letter of Credit shall not constitute a Loan and shall not relieve Borrowers of their obligation to reimburse such payment. 2.4 Use of Proceeds. Borrowers shall utilize the proceeds of the Loans (a) to provide working capital from time to time for Borrowers and their respective Subsidiaries, and (b) for other general corporate purposes, including investments and acquisitions not prohibited hereunder. 2.5 Interest; Applicable Margins. (a) Borrowers shall pay interest to Agent, for the ratable benefit of Lenders, in arrears on each applicable Interest Payment Date, at the following rates of interest on the unpaid principal amount of each:

-111- (i) Base Rate Loan made to Borrowers at the (x) Base Rate, with respect to Base Rate Loans made in Dollars, plus the Base Rate Margin and (y) Canadian Base Rate, with respect to Canadian Base Rate Loans made in Canadian Dollars, plus the Base Rate Margin. (ii) BATerm CORRA Loans at the BA RateTerm CORRA, with respect to BATerm CORRA Loans denominated in Canadian Dollars, plus the Term Rate Margin Margin. (iii) Term SOFR Loans at the Term SOFR, plus the Term Rate (b) If any payment on any Loan becomes due and payable on a day other than a Business Day, the maturity thereof will be extended to the next succeeding Business Day (except as set forth in the definition of Interest Period), and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. (c) All computations of Fees are calculated on a per annum basis and interest shall be made by Agent on the basis of a 360-day year, in each case for the actual number of days occurring in the period for which such interest and Fees are payable, except that with respect to Base Rate Loans and BATerm CORRA Loans made at the BA RateTerm CORRA based on the prime or base commercial lending rate the interest thereon shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The (a) Base Rate, with respect to Base Rate Loans made in Dollars, and (b) Canadian Base Rate, with respect to Canadian Base Rate Loans made in Canadian Dollars, is a floating rate determined for each day. Each determination by Agent of an interest rate and Fees hereunder shall be presumptive evidence of the correctness of such rates and Fees. (d) All overdue amounts not paid when due hereunder shall bear interest in an amount equal to two percentage points (2.00%) per annum above the rates of interest or the rate of such Fees otherwise applicable hereunder unless Agent and Requisite Lenders elect to impose a smaller increase (the “Default Rate”), accruing from the initial date of such non-payment until such payment is made and shall be payable upon demand. (e) Borrower Representative shall have the option to (i) request that any Revolving Credit Advance be made as a Term SOFR Loan, a BATerm CORRA Loan or a Base Rate Loan, (ii) convert at any time all or any part of outstanding Loans (other than the Swing Line Loan) from Base Rate Loans to Term SOFR Loans or BATerm CORRA Loans, in each case denominated in the same currency, (iii) convert any Term SOFR Loan to a BATerm CORRA Loan or a Base Rate Loan or convert any BATerm CORRA Loan to a Term SOFR Loan or a Base Rate Loan, in each case denominated in the same currency, subject to payment of breakage costs in accordance with Section 2.11(b) if such conversion is of Term SOFR Loans or BATerm CORRA Loans made prior to the expiration of the Interest Period applicable thereto, or (iv) continue all or any portion of any Loan (other than the Swing Line Loan) as a Term SOFR Loan or a BATerm CORRA Loan, as applicable, upon the expiration of the applicable Interest Period and the succeeding Interest Period of that continued Loan shall commence on the first day after the last day of the Interest Period

-112- of the Loan to be continued; provided, however, that no Revolving Credit Advance shall be converted to, or continued at the end of the Interest Period applicable thereto as a Term SOFR Loan or a BATerm CORRA Loan, as applicable, for an Interest Period of longer than one (1) month if any Event of Default has occurred and is continuing. Any Loan or group of Loans having the same proposed Interest Period to be made or continued as, or converted into, a Term SOFR Loan or a BATerm CORRA Loan, as applicable, must be in a minimum amount (i) with respect to Term SOFR Loans, of $5,000,000 and integral multiples of $1,000,000 in excess of such amount and (ii) with respect to BATerm CORRA Loans, of C$5,000,000 and integral multiples of C$1,000,000 in excess of such amount. Any such election must be made by 11:00 a.m. (New York time) on the third Business Day prior to (1) the date of any proposed Advance which is to bear interest at the (x) Term SOFR, with respect to Term SOFR Loans, and (y) BA RateTerm CORRA, with respect to BATerm CORRA Loans, (2) the end of each Interest Period with respect to any Term SOFR Loans or BATerm CORRA Loans to be continued as such, or (3) the date on which Borrower Representative wishes to convert any Base Rate Loan to a Term SOFR Loan or a BATerm CORRA Loan, as applicable, for an Interest Period designated by Borrower Representative in such election. If no election is received with respect to a Term SOFR Loan or a BATerm CORRA Loan by 11:00 a.m. (New York time) on the third Business Day prior to the end of the Interest Period with respect thereto (or if an Event of Default has occurred and is continuing), that Term SOFR Loan or BATerm CORRA Loan, as applicable, shall be converted to a Term SOFR Loan or a BATerm CORRA Loan, as applicable, with an Interest Period of one (1) month at the end of its Interest Period. Borrower Representative must make such election by notice to Agent in writing, by fax or overnight courier. In the case of any conversion or continuation, such election must be made pursuant to a written notice (a “Notice of Conversion/Continuation”) in the form of Exhibit 2.5(e). (f) Anything herein to the contrary notwithstanding, the obligations of Borrowers hereunder shall be subject to the limitation that payments of interest shall not be required, for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by the respective Lender would be contrary to the provisions of any law applicable to such Lender (including, without limitation, Criminal Code (Canada)) limiting the highest rate of interest which may be lawfully contracted for, charged or received by such Lender, and in such event Borrowers shall pay such Lender interest at the highest rate permitted by applicable law (the “Maximum Lawful Rate”); provided, however, that if at any time thereafter the rate of interest payable hereunder is less than the Maximum Lawful Rate, Borrowers shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by Agent, on behalf of Lenders, is equal to the total interest that would have been received had the interest rate payable hereunder been (but for the operation of this paragraph) the interest rate payable since the Amendment No. 7 Effective Date as otherwise provided in this Agreement. Thereafter, interest hereunder shall be paid at the rate(s) of interest and in the manner provided in Sections 2.5(a) through (e), unless and until the rate of interest again exceeds the Maximum Lawful Rate, and at that time this paragraph shall again apply. In no event shall the total interest received by any Lender pursuant to the terms hereof exceed the amount that such Lender could lawfully have received had the interest due hereunder been calculated for the full term hereof at the Maximum Lawful Rate. If the Maximum Lawful Rate is calculated pursuant to this paragraph, such interest shall be calculated at a daily rate

-116- judgment; provided, further, that no Indemnified Person will be indemnified for any such cost, expense or liability to the extent of any dispute solely among Indemnified Persons (other than any claims against Agent or Co-Collateral Agents or Lead Arrangers acting in its capacity as such) that does not involve actions or omissions of any Credit Party or any of its Affiliates; provided, further, that none of the Canadian Borrowers shall have any obligation to make any payment with respect to any of the U.S. Borrowers’ Obligations under this Agreement or any other Loan Document. In the absence of an actual or potential conflict of interest, Borrowers and their Subsidiaries will not be responsible for the fees and expenses of more than one legal counsel for all Indemnified Persons and appropriate local legal counsel; provided that in the case of an actual conflict of interest, or the written opinion of counsel that a potential conflict of interest exists, Borrowers and their Subsidiaries shall be responsible for one additional counsel in each applicable jurisdiction for the affected Indemnified Persons, taken as a whole. To the extent permitted by applicable law, no party hereto shall be responsible or liable to any other Person party to any Loan Document, any successor, assignee, or third party beneficiary of such person or any other person asserting claims derivatively through such party, for indirect, punitive, exemplary or consequential damages which may be alleged as a result of credit having been extended, suspended, or terminated under any Loan Document or as a result of any other transaction contemplated hereunder or thereunder; provided that nothing hereunder in this sentence shall limit any Credit Party’s indemnity and reimbursement obligations to the extent set forth herein. No Indemnified Person referred to in this clause (a) shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. (b) To induce Lenders to provide the Term SOFR or the BA RateTerm CORRA, as applicable, option on the terms provided herein, if (i) any Term SOFR Loans or BATerm CORRA Loans are repaid in whole or in part prior to the last day of any applicable Interest Period (whether that repayment is made pursuant to any provision of this Agreement or any other Loan Document or occurs as a result of acceleration, by operation of law or otherwise); (ii) any Borrower shall default in payment when due of the principal amount of or interest on any Term SOFR Loan or BATerm CORRA Loan; (iii) any Borrower shall refuse to accept any borrowing of, or shall request a termination of, any borrowing of, conversion into or continuation of, Term SOFR Loans or BATerm CORRA Loans after Borrower Representative has given notice requesting the same in accordance herewith; (iv) any Borrower shall fail to make any prepayment of a Term SOFR Loan or BATerm CORRA Loan after Borrower Representative has given a notice thereof in accordance herewith; or (v) an assignment of Term SOFR Loans or BATerm CORRA Loans is mandated pursuant to Sections 2.14(d) or 12.2(d), then Borrowers shall jointly and severally indemnify and hold harmless each Lender from and against all actual losses, costs and reasonable documented out-of-pocket expenses resulting from or arising from any of the foregoing (provided, that the Canadian Borrowers shall not be required to pay any such amounts with respect to Term SOFR Loans of the U.S. Borrowers). Such indemnification shall include any actual and documented out-of-pocket loss or expense (other than loss of anticipated profits), if any, arising from the reemployment of funds obtained by it or from fees payable to terminate deposits from which such funds were obtained. For the purpose of calculating amounts

-117- payable to a Lender under this Section 2.11(b), each Lender shall be deemed to have actually funded its relevant Term SOFR Loan or BATerm CORRA Loan through the purchase of a deposit bearing interest at the (x) the Term SOFR Rate, with respect to Term SOFR Loans and (y) BA RateTerm CORRA, with respect to BATerm CORRA Loans, in an amount equal to the amount of that Term SOFR Loan or BATerm CORRA Loan, as applicable, and having a maturity comparable to the relevant Interest Period; provided that each Lender may fund each of its Term SOFR Loans or BATerm CORRA Loans in any manner it sees fit, and the foregoing assumption shall be utilized only for the calculation of amounts payable under this Section 2.11(b). This covenant shall survive the termination of this Agreement and the payment of the Obligations and all other amounts payable hereunder. As promptly as practicable under the circumstances, each Lender shall provide Borrower Representative with its written and detailed calculation of all amounts payable pursuant to this Section 2.11(b), and such calculation shall be binding on the parties hereto absent manifest error, in which case Borrower Representative shall object in writing within ten (10) Business Days of receipt thereof, specifying the basis for such objection in detail. (c) This Section 2.11 is subject in its entirety to the provisions of Section 13.9 hereof. 2.12 Access. Each Credit Party shall, during normal business hours, from time to time upon reasonable notice as frequently as Agent reasonably determines to be appropriate: (a) provide Agent, Co-Collateral Agents (coordinated through Agent), Lenders (coordinated through Agent) and any of their representatives and designees access to its properties, facilities, advisors, officers and employees, (b) permit Agent, Co-Collateral Agents, Lenders and any of their officers, employees and agents, to inspect, audit and make extracts from any Credit Party’s books and records, and (c) permit Agent, Co-Collateral Agents, Lenders and their representatives and other designees, to inspect, review, evaluate and make test verifications and counts of the Accounts, Equipment and other Collateral of any Credit Party; provided, that to the extent that no Event of Default has occurred and is continuing, Borrowers shall only be responsible for the costs of such activities as set forth in Section 5.2. Furthermore, so long as any Event of Default has occurred and is continuing or at any time after all or any portion of the Obligations have been declared due and payable pursuant to Section 9.2(b), Borrowers shall provide reasonable assistance to Agent to obtain access, which access shall be coordinated in scope and substance in consultation with Borrowers, to their suppliers and customers. 2.13 Taxes. (a) All payments by or on account of any obligation of any Credit Party hereunder or under any other Loan Document shall be made, in accordance with this Section 2.13, free and clear of and without withholding or deduction for any Taxes, except as required by applicable law. If any Withholding Agent shall be required by law to withhold or deduct any Taxes from or in respect of any sum payable hereunder (including any payments made pursuant to this Section 2.13) or under any other Loan Document, (i) if such Tax is an Indemnified Tax, the sum payable by the applicable Credit Party shall be increased, without duplication, as much as shall be necessary so that, after making all required withholdings and deductions (including withholdings and deductions applicable to additional sums payable under this Section 2.13), Agent, Co-Collateral Agents or Lenders, as

-120- (f) Each Lender shall severally indemnify Agent and each Co-Collateral Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that a Credit Party has not already indemnified Agent or such Co-Collateral Agent for such Indemnified Taxes and without limiting the obligation of any Credit Party to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.1(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Agent or such Co-Collateral Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by Agent or such Co-Collateral Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by Agent to the Lender from any other source against any amount due to Agent under this paragraph (f). (g) The provisions of this Section 2.13 shall survive the termination of this Agreement and repayment of all Obligations. Each L/C Issuer shall be deemed to be a Lender for purposes of this Section 2.13. 2.14 Capital Adequacy; Increased Costs; Illegality. (a) If any Lender shall have determined that any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy, liquidity, reserve requirements or similar requirements or compliance by any Lender with any request or directive regarding capital adequacy, liquidity, reserve requirements or similar requirements (whether or not having the force of law), in each case, adopted after the Amendment No. 7 Effective Date, from any central bank or other Governmental Authority increases or would have the effect of increasing the amount of capital, reserves or other funds required to be maintained by such Lender and thereby reducing the rate of return on such Lender’s capital as a consequence of its obligations hereunder, then the U.S. Borrowers or the Canadian Borrowers, as the case may be, shall from time to time upon demand by such Lender (with a copy of such demand to Agent) pay to Agent, for the account of such Lender, additional amounts sufficient to compensate such Lender for such reduction. A certificate as to the amount of that reduction and setting forth in reasonable detail the basis of the computation thereof submitted by such Lender to Borrower Representative and to Agent shall, absent manifest error, be final, conclusive and binding for all purposes. (b) If, due to either (i) the introduction of or any change in any law or regulation (or any change in the interpretation thereof) or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), in each case adopted after the Amendment No. 7 Effective Date, there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining, continuing, converting to any Term SOFR Loan or BATerm CORRA Loan, or there shall be a Tax (other than Indemnified Taxes or Excluded Taxes) on any Recipient on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, or other liabilities, or capital attributable thereto, then the U.S. Borrowers

-121- or the Canadian Borrowers, as the case may be, shall from time to time, upon demand by such Lender (with a copy of such demand to Agent), pay to Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost. A certificate setting forth in reasonable detail the amount of such increased cost and the basis of the calculation thereof, submitted to Borrower Representative and to Agent by such Lender, shall, absent manifest error, be final, conclusive and binding for all purposes. Each Lender agrees that, as promptly as practicable after it becomes aware of any circumstances referred to above which would result in any such increased cost, the affected Lender shall, to the extent not inconsistent with such Lender’s internal policies of general application, use reasonable commercial efforts to minimize costs and expenses incurred by it and payable to it by Borrowers pursuant to this Section 2.14(b). (c) Notwithstanding anything to the contrary contained herein, if the introduction of or any change in any law or regulation (or any change in the interpretation thereof) shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for any Lender to agree to make or to make or to continue to fund or maintain any BATerm CORRA Loan or Term SOFR Loan, as contemplated by this Agreement, then, unless that Lender is able to make or to continue to fund or to maintain such BATerm CORRA Loan or Term SOFR Loan, as applicable, at another branch or office of that Lender without, in that Lender’s reasonable opinion, materially adversely affecting it or its Loans or the income obtained therefrom, on notice thereof and demand therefor by such Lender to Borrower Representative through Agent, (i) the obligation of such Lender to agree to make or to make or to continue to fund or maintain such BATerm CORRA Loans or such Term SOFR Loans, as the case may be, shall terminate and (ii) each U.S. Borrower or Canadian Borrower, as the case may be, shall forthwith prepay in full all outstanding Term SOFR Loans or BATerm CORRA Loans, as applicable, owing by such Borrower to such Lender, together with interest accrued thereon, unless such Lender may maintain such Term SOFR Loans or such BATerm CORRA Loans, as the case may be, through the end of such Interest Period under applicable law or unless Borrower Representative on behalf of such Borrower, within five (5) Business Days after the delivery of such notice and demand, converts all Term SOFR Loans or BATerm CORRA Loans, as the case may be, into Base Rate Loans or Canadian Base Rate Loans, respectively. Notwithstanding the foregoing, if Borrower provides Agent and the Affected Lender notice that it seeks to replace such Affected Lender in accordance with Section 2.14(d), Borrower’s obligation to prepay Loans pursuant to this Section 2.14(c) shall be suspended; provided that if no Replacement Lender is found within the time provided for in Section 2.14(d), Borrower shall have five Business Days to prepay such Affected Lender’s BATerm CORRA Loans or Term SOFR Loans, as the case may be. In the event Borrower relies on this provision to suspend its obligation to prepay BATerm CORRA Loans or Term SOFR Loans, such applicable Term SOFR Loans or BATerm CORRA Loans, as the case may be, shall be converted to Base Rate Loans or Canadian Base Rate Loans, respectively, at the end of the applicable Interest Period. (d) Within thirty (30) days after receipt by Borrower Representative of written notice and demand from any Lender (an “Affected Lender”) for payment of additional amounts or increased costs as provided in Sections 2.13(a), 2.14(a) or 2.14(b), or notice and demand that Borrower prepay Loans pursuant to Section 2.14(c), Borrower Representative may, at its option, notify Agent and such Affected Lender of its intention to

(g) Within thirty (30) days after receipt by Borrower Representative of written notice and demand from any Affected Lender for payment of additional amounts or increased costs as provided in Sections 2.13(a), 2.14(a) or 2.14(b), then such Lender shall (at Borrower Representative's request) use reasonable efforts to designate a different lending office for funding or booking its Loans or to assign its rights and obligations hereunder to another of its offices, branches, or affiliates, if, in the good-faith judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Sections 2.13(a), 2.13(b), 2.14(a), or 2.14(b), as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Borrowers shall pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

2.15 Interest Rate Determination. With respect to Loans and other Obligations denominated in Canadian Dollars, the following Sections 2.15(a) through (c) shall be applicable:

(a) Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if Agent determines (which determination shall be conclusive absent manifest error and made by notice to Parent Borrower), or Parent Borrower or Requisite Lenders notify Agent (with, in the case of the Requisite Lenders, a copy to Parent Borrower) that Parent Borrower or Requisite Lenders (as applicable) have determined, that:

(i) (A) deposits are not being offered to banks in the applicable market for the applicable amount and Interest Period of any requested ~~BA~~Term CORRA Loan denominated in Canadian Dollars or (B) adequate and reasonable means do not exist for ascertaining ~~the BA Rate~~Term CORRA for any requested Interest Period of any requested ~~BA~~Term CORRA Loan denominated in Canadian Dollars, including, without limitation, because ~~the CDOR Screen Rate~~Term CORRA is not available or published on a current basis, and in each case such circumstances are unlikely to be temporary, or

(ii) the administrator of ~~the CDOR Screen Rate~~Term CORRA or a Governmental Authority having jurisdiction over Agent has made a public statement identifying a specific date after which ~~the BA Rate or the CDOR Screen Rate~~Term CORRA shall no longer be made available, or used for determining the interest rate of loans denominated in Canadian Dollars (such specific date, the "Scheduled Unavailability Date"), or

(iii) syndicated credit facilities in the U.S. market providing for credit facilities denominated in Canadian Dollars currently being executed, or that include language similar to that contained in this Section, are generally being executed or amended (as applicable) to incorporate or adopt (as applicable) a new benchmark interest rate to replace ~~the BA Rate~~Term CORRA, then, reasonably promptly after such determination by Agent or receipt by Agent of such notice, as applicable, Agent and Parent Borrower may amend this Agreement (a "~~CDOR~~Term CORRA Successor Amendment") to replace ~~the BA Rate~~Term CORRA with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein), giving due consideration to any evolving or then existing convention for similar

-123-

Canadian Dollar denominated syndicated credit facilities for such alternative benchmarks (any such proposed rate, a "~~CDOR~~Term CORRA Successor Rate"), together with any proposed ~~CDOR~~Term CORRA Successor Rate Conforming Changes and any such amendment shall become effective at 5:00 p.m. (New York time) on the fifth Business Day after Agent shall have posted such proposed amendment to all Lenders and Parent Borrower unless, prior to such time, Lenders comprising the Requisite Lenders have delivered to Agent written notice that such Requisite Lenders do not accept such amendment.

(b) If no ~~CDOR~~Term CORRA Successor Rate has been determined and the circumstances under clause (a)(i) above exist or the Scheduled Unavailability Date has occurred (as applicable), Agent will promptly so notify Parent Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain ~~BA~~Term CORRA Loans denominated in Canadian Dollars shall be suspended (to the extent of the affected ~~BA~~Term CORRA Loans or Interest Periods), and (y) the ~~BA Rate~~Term CORRA component shall no longer be utilized in determining the Canadian Base Rate. Upon receipt of such notice, the Borrowers may revoke any pending request for an Advance of, conversion to or continuation of ~~BA~~Term CORRA Loans denominated in Canadian Dollars (to the extent of the affected ~~BA~~Term CORRA Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for an Advance of Canadian Base Rate Loans (subject to the foregoing clause (y)) at on the date and in the amount specified therein.

(c) Notwithstanding anything else herein, any definition of ~~CDOR~~Term CORRA Successor Rate shall provide that in no event shall such ~~CDOR~~Term CORRA Successor Rate be less than zero for purposes of this Agreement.

With respect to Loans and other Obligations denominated in Dollars or any Alternative Currency, the following Sections 2.15(d) through (j) shall apply:

(d) Subject to clauses (e)-(j) below, if (A) Agent determines that Term SOFR cannot be determined in accordance with the terms of this Agreement or (B) the Requisite Lenders determine that Term SOFR does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Term SOFR Loans and delivers written notice of such determination to Agent, Agent will promptly so notify the Borrower and each applicable Lender. Upon notice thereof by Agent to the Borrower, any obligation of the Lenders to make Term SOFR Loans, and any right of the Borrower to convert any Loan to or continue any Loan as a Term SOFR Loan, shall be suspended (to the extent of the affected Term SOFR Loans or the affected Interest Periods) until Agent (with respect to subclause (B), at the instruction of the Requisite Lenders) revokes such notice. Upon receipt of such notice, (x) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of Term SOFR Loans (to the extent of the affected Term SOFR Loans or the affected Interest Periods) and (B) any outstanding affected Term SOFR Loans will be deemed to have been converted into Base Rate Loans at the end of the applicable Interest Period. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 2.11.

-124-

-128- the maturity date of all Incremental Revolving Loans shall be the Commitment Termination Date. Any upfront fees paid to the Incremental Lenders shall be determined, and agreed upon, between Borrowers and such Incremental Lenders. Any Incremental Revolving Loans made hereunder shall be deemed “Loans” hereunder and shall be subject to the same terms and conditions applicable to the existing Loans, except that Permitted Incremental FILO Loans (x) may, notwithstanding anything herein to the contrary, be structured as term loans or revolving loans, and may have pricing terms, a final maturity date (subject to the immediately succeeding proviso), upfront or similar fees and priority which are different from those applicable to the Initial Revolving Facility Loans and other Incremental Facility Revolving Loans; provided that the final maturity date of any Permitted Incremental FILO Loans shall be no earlier than (and there shall be no mandatory commitment reductions with respect thereto prior to) the Commitment Termination Date with respect to the Initial Revolving Facility Loans; provided, further, for the avoidance of doubt, nothing in this Section 2.16 shall obligate any existing Lender to participate in any class of Permitted Incremental FILO Loans, regardless of whether the maturity date with respect to such Permitted Incremental FILO Loans is the Commitment Termination Date with respect to the Initial Revolving Facility Loans or otherwise, (y) for purposes of determining availability under any applicable borrowing base, may have advance rates with respect to the amount of Eligible Billed Accounts, Eligible Unbilled Accounts and/or Eligible Rolling Stock, as applicable, in amounts as agreed upon between Parent Borrower and the Incremental Lenders providing such Permitted Incremental FILO Loans; provided that in no case shall such advance rates with respect to Eligible Billed Accounts, Eligible Unbilled Accounts and Eligible Rolling Stock exceed 10%, 5% and 5%, respectively, above the respective advance rates herein; provided, further, such advance rate for Permitted Incremental FILO Loans with respect to Eligible Rolling Stock may be decreased from time to time in the discretion of Co-Collateral Agents (and, for the avoidance of doubt, a maximum of 30% of the borrowing base applicable to any Permitted Incremental FILO Loans shall be attributable to Eligible Equipment, if applicable, and Eligible Rolling Stock in the aggregate) and (z) shall, once borrowed, not be permitted to be repaid so long as any Loans (other than other Loans incurred as Permitted Incremental FILO Loans) are outstanding, subject to customary exclusions to the requirement in this clause (z) as reasonably agreed upon by Agent, Parent Borrower and the Incremental Lenders providing such Permitted Incremental FILO Loans, including customary scheduled amortization payments not to exceed amounts as agreed upon by Agent, Parent Borrower and such Incremental Lenders (the conditions set forth in this sentence applicable to Permitted Incremental FILO Loans, the “Permitted FILO Tranche Conditions”). On the date of any borrowing of Incremental Revolving Loans (other than Permitted Incremental FILO Loans), Borrowers shall be deemed to have repaid and reborrowed all outstanding Loans as of such date (with such reborrowing to consist of the types of Loans, with related Interest Periods, if applicable, specified in a notice to Agent (which notice must be received by Agent in accordance with the terms of this Agreement)). The deemed payments made pursuant to the immediately preceding sentence in respect of each BATerm CORRA Loan and Term SOFR Loan shall be subject to indemnification by Borrowers pursuant to the provisions of Section 2.14 if the deemed payment occurs other than on the last day of the related Interest Periods. (b) In connection with any Incremental Revolving Loans, Parent Borrower, Agent and each applicable Incremental Lender and existing Lender making such Incremental

-131- upfront fee (clauses (i) and (ii) together, the “Refinancing Amount”). Such notice shall set forth (i) the amount of the Refinancing Commitments (which shall be all existing Commitments), and (ii) the date on which the applicable Refinancing Commitments are to be made available (which shall not be less than one (1) Business Day nor more than sixty (60) days after the date of such notice (or such longer or shorter periods as Agent shall agree)). Parent Borrower may seek Refinancing Commitments from existing Lenders (each of which shall be entitled to agree or decline to participate in its sole discretion) or any Additional Lender. (b) It shall be a condition precedent to the incurrence of any Refinancing Commitments that (i) no Default or Event of Default shall have occurred and be continuing immediately prior to or immediately after giving effect to such the incurrence of the Refinancing Commitments, (ii) the terms of the Refinancing Commitments shall comply with this Section 2.19 and (iii) substantially concurrently with the incurrence of any Refinancing Commitments, 100% of the Refinancing Amount shall be applied to refinance the Refinanced Commitments (including any Loans in respect of the Refinanced Commitments, accrued interest, fees and premiums (if any) in connection therewith). (c) Any payment made pursuant to Section 2.19(b)(iii) in respect of each Term SOFR Loan and/or BATerm CORRA Loan shall be subject to indemnification by Borrowers pursuant to the provisions of Section 2.14 if the payment occurs other than on the last day of the related Interest Periods. (d) The terms of any Refinancing Commitments shall be determined by Parent Borrower and the Persons providing the Refinancing Commitments (each, a “Refinancing Lender”) and set forth in a Refinancing Amendment. (e) In connection with any Refinancing Commitments, Borrowers, Agent and each applicable Refinancing Lender shall execute and deliver to Agent an amendment to this Agreement (which may take the form of an amendment and restatement of this Agreement) (a “Refinancing Amendment”) and such other documentation as Agent shall reasonably specify to evidence such Refinancing Commitments. Agent shall promptly notify each Lender as to the effectiveness of each Refinancing Amendment. Notwithstanding anything to the contrary in any Loan Document, any Refinancing Amendment may, without the consent of any other Lender, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate (but only to such extent), in the reasonable opinion of Agent and Parent Borrower, to effect the provisions of this Section 2.19, including any amendments necessary to establish the applicable Refinancing Commitments as a new class or tranche of Commitments, and such other technical amendments as may be necessary or appropriate in the reasonable opinion of Agent and Parent Borrower in connection with the establishment of such new class or tranche, in each case on terms consistent with this Section 2.19.

-190- may exercise its right to offset with respect to amounts in excess of its Pro Rata Share of the Obligations owed to it and may sell participations in such amounts so offset to other Lenders and holders. Notwithstanding the foregoing, if all or any portion of the offset amount or payment otherwise received is thereafter recovered from the Lender that has exercised the right of offset, the purchase of participations by that Lender shall be rescinded and the purchase price restored without interest. If a Non-Funding Lender or Impacted Lender receives any such payment as described in this Section 10.7, such Lender shall turn over such payments to Agent in an amount that would satisfy the cash collateral requirements set forth in Section 10.8(a). Notwithstanding anything in this Section 10.7, amounts in accounts of the Canadian Borrowers shall not be used to set off the Obligations of the U.S. Borrowers. 10.8 Advances; Payments; Availability of Lender’s Pro Rata Share; Non-Funding Lenders; Dissemination of Information; Actions in Concert. (a) Advances; Payments. (i) Lenders shall refund or participate in the Swing Line Loan in accordance with clause (iii) of Section 2.1(b). If Swing Line Lender declines to make a Swing Line Loan or if Swing Line Availability is zero, Agent shall notify Lenders, promptly after receipt of a Notice of Revolving Credit Advance and in any event prior to 1:00 p.m. (New York time) on the date such Notice of Revolving Credit Advance is received, by fax, telephone or other similar form of transmission. Each Lender shall make the amount of such Lender’s Pro Rata Share of such Revolving Credit Advance available to Agent in same day funds by wire transfer to Agent’s account as set forth in Annex B not later than 3:00 p.m. (New York time) on the requested funding date, in the case of a Base Rate Loan, and not later than 11:00 a.m. (New York time) on the requested funding date, in the case of a BATerm CORRA Loan or a Term SOFR Loan. After receipt of such wire transfers (or, in Agent’s sole discretion, before receipt of such wire transfers), subject to the terms hereof, Agent shall make the requested Revolving Credit Advance to the applicable Borrower designated by Borrower Representative in the Notice of Revolving Credit Advance. All payments by each Lender shall be made without setoff, counterclaim or deduction of any kind. (ii) Not less than once during each calendar week or more frequently at Agent’s election (each, a “Settlement Date”), Agent shall advise each Lender by telephone (confirmed promptly thereafter in writing), fax, or similar form of transmission, of the amount of such Lender’s Pro Rata Share of principal, interest and Fees paid for the benefit of Lenders with respect to each applicable Loan. Provided that each Lender has funded all payments or Advances required to be made by it and has purchased all participations required to be purchased by it under this Agreement and the other Loan Documents as of such Settlement Date, Agent shall pay to each Lender such Lender’s Pro Rata Share of principal, interest and Fees paid by Borrowers since the previous Settlement Date for the benefit of such Lender on the Loans held by it. Agent shall be entitled to set off the funding short-fall against any Non-Funding Lender’s Pro Rata Share of all payments received from Borrowers and hold, in a non-interest bearing account, all payments received by Agent for the benefit of any Non-Funding Lender pursuant to this Agreement as cash collateral for any unfunded reimbursement obligations of such Non-Funding Lender until the Obligations are

-202- any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register. Except as set forth in this paragraph, no Borrower or Credit Party shall have any obligation or duty to any participant and shall continue to deal solely and directly with the Lender selling the participation. Neither Agent nor any Lender (other than the Lender selling a participation) shall have any duty to any participant and may continue to deal solely with the Lender selling a participation as if no such sale had occurred. Notwithstanding anything to the contrary contained in the Loan Documents, no Lender may assign or sell a participation to any Person that is not an Eligible Assignee and participations shall not require Borrowers’ or Agent’s prior written consent. (d) Except as expressly provided in this Section 11.1, no Lender shall, as between Borrowers and that Lender, or Agent and that Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or granting of participation in, all or any part of the Loans, the Notes or other Obligations owed to such Lender. (e) Any Lender may furnish information concerning Credit Parties in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants); provided that such Lender shall obtain from assignees or participants confidentiality covenants substantially equivalent to those contained in Section 12.8. (f) No Lender shall assign or sell participations in any portion of its Loans or Commitments to a potential Lender or participant, if, as of the date of the proposed assignment or sale, the assignee Lender or participant would be subject to capital adequacy or similar requirements under Section 2.14(a), increased costs under Section 2.14(b), an inability to fund Term SOFR Loans or BATerm CORRA Loans under Section 2.14(c), or withholding taxes in accordance with Section 2.13(a). (g) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”), may grant to a special purpose funding vehicle (an “SPC”), identified as such in writing by the Granting Lender to Agent and Borrowers, the option to provide to Borrowers all or any part of any Loans that such Granting Lender would otherwise be obligated to make to Borrowers pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan; and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if such Loan were made by such Granting Lender. No SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). Any SPC may (i) with notice to, but without the

-212- the direction of Agent in an appropriate location or (iii) addressed to such other address as shall be notified in writing (A) in the case of Borrower Representative, Agent and Swing Line Lender, to the other parties hereto and (B) in the case of all other parties, to Borrower Representative and Agent. Transmission by electronic mail (including E-Fax, even if transmitted to the fax numbers set forth in clause (i) above) shall not be sufficient or effective to transmit any such notice under this clause (a) unless such transmission is an available means to post to any E-System. Notice addresses as of the Amendment No. 7 Effective Date shall be as set forth below: (i) If to Agent and MSSF as Co-Collateral Agent, at Morgan Stanley Senior Funding, Inc. 1300 Thames Street, 4th Floor Thames Street Wharf Baltimore, Maryland 21231 Telephone No.: (917) 260-0588 Email for Borrowers: agency.borrowers@morganstanley.com Email for Lenders: msagency@morganstanley.com For all E-System postings: borrower.documents@morganstanley.com with copies to: Davis Polk & Wardwell LLP 450 Lexington Avenue New York, New York 10017 Attention: Kenneth Steinberg Fax No.: (212) 450-5736 Telephone No.: (212) 450-4566 (ii) If to Citibank, N.A., as Co-Collateral Agent, at Citibank, N.A. 388 Greenwich Street, 4th Floor New York, NY 10013 Attention: Allister Chan Telephone No.: (212) 723-6257 Email: Allister.Chan@citi.com with copies to: Davis Polk & Wardwell LLP 450 Lexington Avenue New York, New York 10017 Attention: Kenneth Steinberg

-213- Fax No.: (212) 450-5736 Telephone No.: (212) 450-4566 (iii) If to any Borrower, to Borrower Representative, at XPO, Inc. Five American Lane Greenwich, Connecticut 06831 Attn: Christopher Signorello Telephone No.: (203) 423-2091 Email: Chris.Signorello@xpo.com with a copy to: Wachtell, Lipton, Rosen & Katz 51 West 52nd Street New York, New York 10019 Attention: Gregory E. Pessin Fax: (212) 403-2359 Telephone No: (212) 403-1359 Attention: John R. Sobolewski Fax: (212) 403-2340 Telephone No: (212) 403-1340 (iv)If to any L/C Issuer: See Annex D (b) Effectiveness. (i) All communications described in clause (a) above and all other notices, demands, requests and other communications made in connection with this Agreement shall be effective and be deemed to have been received (i) if delivered by hand, upon personal delivery, (ii) if delivered by overnight courier service, one Business Day after delivery to such courier service, (iii) if delivered by mail, five (5) Business Days after deposit in the mail, (iv) if delivered by facsimile or electronic mail (other than to post to an E-System pursuant to clause (a) above) upon sender’s receipt of confirmation of proper transmission, and (v) if delivered by posting to any E-System, on the later of the date of such posting in an appropriate location and the date access to such posting is given to the recipient thereof in accordance with the standard procedures applicable to such E-System. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than Borrower Representative or Agent) designated in Section 12.10 to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice.